UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 10, 2010

CHINA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52763	20-2638087
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

24th Floor, Building A, Zhengxin Mansion, No. 5 of 1st Gaoxin Road Hi-Tech Development Zone, Xi’an City, PRC
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (86) 29-84067215

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws.

Effective September 10, 2010, China Pharmaceuticals, Inc. (the “Company”) filed a Certificate of Change to the Articles of Incorporation, which decreases the total number of authorized shares of common stock, par value $.001 per share, from 75,000,000 shares to 25,000,000 and sets forth the terms of a corresponding three-for-one reverse split of the Company’s issued and outstanding common stock.  The Company is currently processing the three-for-one reverse split of the Company’s issued and outstanding common stock with the Financial Industry Regulatory Authority and its effectiveness in the marketplace is pending.

The foregoing description of Certificate of Change is a summary and is not complete.  Reference is made to the Certificate of Change, which is filed as Exhibit 3.1 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits.

Exhibits

3.1	Certificate of Change to the Articles of Incorporation of China Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2010

CHINA PHARMACEUTICALS, INC.

By:	/s/ Guozhu Wang
Guozhu Wang
Chief Executive Officer